UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SIGNATURE LEISURE, INC.

(Name of Registrant as specified in its charter)

1375 SR 436, Unit 1035
Casselberry, FL 32707

Colorado	50-0012982

(State of incorporation)	(IRS Employer Identification #)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

[ X ]		Filed by the Registrant
[	]	Filed by a Party other than the Registrant

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]		Definitive Proxy Statement
[	]	Definitive Additional Materials
[	]	Soliciting Material Pursuant to Rule 14a-12

[ X ]		No fee required
[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:
Aggregate amount:
Proposed price per unit:
Proposed maximum aggregate value:
Total fee paid:

[ ]	Fee previously paid with preliminary materials.
[ ]	Part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and the filing for which the offsetting fee was paid previously is identified. Identification of the previous filing is by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

SIGNATURE LEISURE, INC.
1375 SR 436, Unit 1035
Casselberry, FL 32707
___________________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON August 23, 2007
___________________________
TO OUR SHAREHOLDERS:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of Signature Leisure, Inc. will be held at the Company’s principal executive offices, 1375 SR 436, Unit 1035, Casselberry, FL 32707, on August 23, 2007 at 10:00 a.m., local time, for the purpose set forth in this Notice. A Proxy Card and a Proxy Statement for the meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of one (1) director to our Board of Director, to serve until resignation or removal from office, or until respective successor(s) are elected and qualified;

2.	Approval of Weaver & Martin, LLC as the Independent Public Accountant;

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on July 23, 2007 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the meeting in person.

By Order of the Board of Directors Stephen W. Carnes President Casselberry, Florida July 23, 2007

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON August 23, 2007

INTRODUCTORY STATEMENT

This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of Signature Leisure, Inc. (the "Company) for use at the Annual Meeting of Shareholders of the Company, to be held at:

SIGNATURE LEISURE, INC. 1375 SR 436, Unit 1035 Casselberry, FL 32707 on August 23, 2007, at 10:00 a.m., local time,

For the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to "us",”our”, "we" or "the Company" refer to Signature Leisure, Inc. and its predecessor.

Shareholders of record at the close of business on July 23, 2007 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to the Company. Any such revocation must show the shareholder's name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Proxy materials will be mailed to shareholders of record on or about August 1, 2006.

Shareholder of Record: Shares Registered in Your Name

If on July 23, 2007 your shares were registered in your name with Signature Leisure, Inc.’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you intend to attend the meeting, you are encouraged to fill out and return the enclose proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 23, 2007 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company by written request, or contact their broker, as applicable; to request single or multiple proxy statement and annual report delivery, as may be desired.

Cost of Solicitation of Proxies

The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors and officers may solicit Proxies personally or by telegraph or telephone, without additional compensation.

VOTING AND RELATED MATTERS

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the voting power of the outstanding shares are represented by shareholders present at the meeting or by proxy. On the record date, there were 234,477,965 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if a valid proxy vote is submitted or you vote at the meeting. Abstentions and non-votes will be counted towards the quorum.

Proposal Approval Requirements

Shareholders may vote “For” each nominee for director or abstain from voting for any nominee. For each of the other matters, shareholders may vote “For” or “Against” or abstain from voting.

Proposal One – Election of Directors
Each nominee must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.
Proposal Two – Approval of the Independent Public Accountant
Approval of Weaver & Martin, LLC as the Independent Public Accountant requires an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Vote Counting

Votes will be counted by the inspector appointed for the meeting, who will separately count “For”, “Against”, abstentions and non-votes. Abstentions and non-votes will not be counted towards the vote total for any proposal.

Voting Results

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-QSB subsequent to the meeting.

ACTION TO BE TAKEN UNDER THE PROXY

Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (1) “FOR” the election of the one (1) person named in this Proxy Statement as Management's nominee for election to our Board of Directors; (2) "FOR" the approval of Weaver & Martin, LLC as the Independent Public Accountant.

RELATED MATERIALS

The Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2006 is available online at www.sec.gov through the Securities and Exchange Commission EDGAR database. Any shareholder who is unable to retrieve a copy of such Annual Report may obtain a copy by writing to us. The Form 10-KSB for the fiscal year ending December 31, 2006 has been provided my mail. The Annual Report is not to be treated as part of the proxy solicitation material, or as having been incorporated by reference.

SHAREHOLDER PROPOSALS

According to Rule l4a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders meeting. Information concerning such proposals must be submitted to us for inclusion in our proxy statement. Such proposals for inclusion in our proxy materials relating to our next Annual Meeting must be received by us not later than January 31, 2008.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, we intend that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

PROPOSAL ONE ELECTION OF DIRECTORS

Signature Leisure, Inc.’s Board of Directors consists of one director. There is one nominee for director this year and the nominee is the current director of the Company. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected, or until the director’s death, resignation or removal. The nominee for the Board of Directors is as follows:

Stephen W. Carnes	President, Director	January 20, 2003 to present
Office Street Address:
1375 S.R. 436, Suite 1035
Casselberry, FL 32707
Telephone:	(407) 599-2886
Stephen W. Carnes serves as the President of Signature Leisure, Inc. and is the Company's sole director.

Employment History
Employer	Title	Dates of Position
Signature Leisure, Inc. (OTC BB: SGLS)			President and CEO	February 2003 to Present
Renovo Holdings, Inc. (OTC BB: RNVO)			President and CEO	July 2003 to Present

Renovo Holdings is a publicly traded company on the Over-the-Counter Bulletin Board under the symbol RNVO. Renovo Holdings is presently a development stage company that intends to capitalize upon the niche market opportunities within the commercial and residential restoration service markets.

Self-employed as an independent manufacturers representative	1998 through 2003
acting as an outside sales representative for various companies

Founder and co-owner of a private public relations firm that	2000 through 2003
assisted companies with marketing and public relations

Education

1982 to 1986, Indiana University at Fort Wayne, Indiana. Received a B.S. degree in Business Administration

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the election of the persons listed above, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the electing of such certain Director to office. Our Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). Each nominee must be approved by an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” the election of the nominees.

PROPOSAL TWO APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANT

Management has retained Weaver & Martin, LLC as the Independent Public Accountant for the company. Management seeks approval of this engagement which was necessary due to the independence rotation required by the prior auditing accountants.

Weaver & Martin, LLC 201 Steele Street, Suite 300 Denver, CO 80206

The Independent Public Accountant for the most recently completed fiscal year was:

Cordovano and Honeck, P.C. 201 Steele Street, Suite 300 Denver, CO 80206

Representatives from Weaver & Martin, LLC are not expected to be present at the shareholders meeting, but have been invited and are encouraged to attend. They will have an opportunity to make statements if they attend and are encouraged to respond to any appropriate questions from shareholders attending the meeting.

Signature Leisure, Inc. has never had nor anticipates having, nor had during the two most recent fiscal years or any subsequent interim period any disagreements with accountants on matters of accounting, financial disclosure, matter of accounting principles or practices, or auditing scope or procedure; nor has any principal accountant, currently or in past recent years, resigned or declined to stand for re-election.

The financial statements audited by the principal accountant for the past two years do not contain an adverse opinion or disclaimer of opinion or were modified as to uncertainty, audit scope or accounting principles.

Principal Accountant Fees and Services (prior accountants- Cordovano and Honeck, P.C.)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of annual financial statements and review of financial statements or services normally provided in connection with statutory and regulatory filings for the fiscal years ending December 31, 2006 and 2005 were: $19,200 and$10,340, respectively.

Audit-Related Fees, Tax Fees, and All Other Fees: No fees were billed in each of the last two fiscal years for professional services provided by the principal accountant, other than the Audit Fees reported for each of the last two fiscal years.

Audit Committee: The registrant's Audit Committee, or officers performing such functions, has approved the principal accountant's performance of services for the audit of annual financial statements and review of financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ending December 31, 2006.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” approval of Weaver & Martin, LLC as the Independent Public Accountant for the Company, unless shareholders specifically indicate in their Proxies that they desire to vote otherwise or abstain from voting. Approval requires an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” approval of Weaver & Martin, LLC as Independent Public Accountant for the Company.

VOTING SECURITIES, PRINCIPAL HOLDERS

The holders of our $0.001 par value common stock have the exclusive voting rights at this Annual Meeting, with each share entitled to one vote. Only shareholders of record at the close of business on July 23, 2007 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of June 30, 2007, we had 234,477,965 shares of common stock outstanding.

The following set forth; as of June 30, 2007; the beneficial ownership of Signature Leisure, Inc. common stock by each person known to the company to beneficially own more than five percent (5%) of our common stock, including options, outstanding as of such date and by the officers and directors of the company as a group. Except as otherwise indicated, all shares are owned directly.

Common Stock
	Amount and Nature		Percentage
Name and Address of Beneficial Owner	of Beneficial Owner Acquirable(1)		of Class (1)
Stephen W. Carnes, President, Director	105,769,271	0	45%
President, Director
4185 W. Lake Mary Blvd, # 137.
Lake Mary, FL 32746

Total Shares of 5% or more Beneficial Ownership	105,769,271	0	45%
Total Shares of Officers and Directors as a group	105,769,271	0	45%

Total Shares Issued and Outstanding:	234,477,965, if all exercised per note (1) 234,477,965

Total shares outstanding as of June 30, 2007 were 234,477,965 held by approximately 52 shareholders of record and an undetermined number of holders in street name.

All ownership is beneficial and of record except as specifically indicated otherwise. Beneficial owners listed above have sole voting and investment power with respect to the shares shown unless otherwise indicated.

Notes:

(1) Each beneficial owner’s percentage ownership assumes the exercise or conversion of all options, warrants and other convertible securities held by such person and that are exercisable or convertible within 60 days after June 30, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all reports required to be filed pursuant to rule 16a-3(e) were filed for the most recent fiscal year.

DIRECTORS, OFFICERS, AND COMMITTEES

The following sets forth the names of the officers and directors of Signature Leisure, Inc.

NAME	POSITION	TENURE
Stephen W. Carnes	Chairman, President, Director	February 2003 to present

The directors shall be elected at an annual meeting of the stockholders and except as otherwise provided within the Bylaws of Signature Leisure, Inc., as pertaining to vacancies, shall hold office until his successor is elected and qualified.

The officers serve at the discretion of the Company's Directors. There are no familial relationships among the officers and directors, nor are there any arrangements or understanding between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Committees

The Board of Directors held no meetings during the year ended December 31, 2006, but conducted board activities through unanimous consent board resolutions in lieu of meetings.

We have no committees of the Board of Directors.

Audit Committee

All members of our Board of Directors perform the responsibilities of the Audit Committee; providing oversight of the Company’s accounting functions and internal controls.

Executive Compensation Committee

All members of our Board of Directors performed the responsibilities of the Executive Compensation Committee, and participated in deliberations and made decisions concerning executive officer compensation during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

Nominating Committee

All members of our Board of Directors acted as the Nominating Committee, and participated in deliberations and made decisions concerning director nominations during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Summary
			SUMMARY COMPENSATION TABLE

			Annual Compensation		Award(s)		Payouts

					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
		Salary	Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Position	Year	($)	($)	($)	($)	(#)	($)	($)

Steven W. Carnes	2006	250,000	0	8,400	0	0	0	0
President and Director
	2005	250,000	300,000	8,400	0	0	0	0
	2004	250,000	750,000	8,400	0	0	0	0
	2003	125,000	0	4,200	0	0	0	10,800

Significant employees/consultants

During the twelve month period ended December 31 2006, we have issued 2,750,000 shares of our $0.001 par value common stock to Ed Miers, a consultant, as compensation for services. The shares issued were unrestricted pursuant to an S-8 Registrations filed with the SEC as amended on January 27, 2006 and valued at $271,950

During the twelve month period ended December 31 2006, we have issued 6,000,000 shares of our $0.001 par value common stock to Andra Espinoza, a consultant, as compensation for services. The shares issued were unrestricted pursuant to an S-8 Registrations filed with the SEC as amended on January 27, 2006 and valued at $373,200

During the twelve month period ended December 31 2006, we have issued 5,500,000 shares of our $0.001 par value common stock to Cynthia Wainwright, a consultant, as compensation for services. 2,500,000 of the shares issued were unrestricted pursuant to an S-8 Registrations filed with the SEC as amended on January 27, 2006 and valued at $190,800. 3,000,000 of the shares were issued as Restricted under Rule 144 and were valued at $21,000.

Notes:

Stephen W. Carnes is the sole officer and director of Signature Leisure, Inc.

Commencing July 1, 2003, the Company began accruing an annual salary of $250,000 for its sole officer and director based on an employment agreement executed during the three months ended September 30, 2003. In addition, under the terms of the employment agreement, the sole officer and director was awarded a monthly auto allowance of $700 per month and opportunities to receive performance-based bonuses.

The sole officer and director was given the opportunity to earn a bonus of $750,000 upon the successful completion of (1) raising a minimum of $200,000 for the Company, and (2) the opening or acquisition of the Company’s first business unit. During 2003, the sole officer and director raised $250,000 through the sale of the Company’s common stock and in 2004, the sole officer and director opened the Company’s first business unit (Signature Auto). As a result, the Company accrued $750,000 in officer compensation to recognize the bonus earned by the sole officer and director during the year ended December 31, 2004.

During February 2005, the sole officer and director earned a $150,000 bonus for the acquisition and business unit start-up as pertaining to Parker Productions, Inc., a wholly owned subsidiary of Signature Leisure, Inc.

During April 2005, the sole officer and director approved the issuance of 40,000,000 shares of the Company’s restricted common stock as payment of $600,000 of the sole officer and director’s accrued bonus.

On August 30, 2006 the company issued the president 22,727,272 shares of restricted common stock as payment of $250,000 of accrued bonus and $250,000 of accrued salary.

On October 4, 2006 the company issued the president 50,000,000 shares of restricted common stock as payment of $125,000 of accrued bonus, $208,333 of accrued salary and $16,667 of accrued auto allowance.

As of December 31, 2006, Signature Leisure, Inc. had no group life, health, hospitalization, medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements which provide compensation on the event of termination of employment or change in control of us.

No family relationships exist among any directors, executive officers, or persons nominated or chosen to become directors or executive officers.

Compensation of Directors

We currently do not pay members of our Board of Directors any fees for attendance or similar remuneration or reimburse them for any out-of-pocket expenses incurred by them in connection with our business.

There was no compensation paid to any directors of Signature Leisure, Inc. as director’s fees for the twelve month period ended December 31, 2006.

Employment Agreements

On September 3, 2003, the Company executed an Employment Agreement (the “Agreement”) with its president. Under the terms of the Agreement, the president is to receive a salary of $250,000 per year and an automobile allowance of $700 per month. In addition, the president has the opportunity to earn the following bonuses:

a)	A bonus of $750,000 upon the successful completion of (1) raising a minimum of $200,000 for the Company, and (2) the opening or acquisition of the Company’s first business unit.

b)	A bonus of $150,000 for each additional merger and/or acquisition and/or business unit start-up brought to the Company.

Signature Leisure, Inc. 1375 SR 436, Unit 1035 Casselberry, FL 32707 PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF SIGNATURE LEISURE, INC.

     THE UNDERSIGNED hereby appoints and constitutes Stephen W. Carnes as his true and lawful agents and proxy, with full power of substitution and revocation, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders to be held at the Company’s principal executive offices, 1375 SR 436, Unit 1035, Casselberry, FL 32707, on August 23, 2007 at 10:00 a.m., local time, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof, and on all matters coming before said meeting.

     Management recommends a vote FOR items 1 and 2 and SHARES WILL BE VOTED UNLESS YOU INDICATE OTHERWISE:

1.	Approval of the following individuals to serve on the Board of Directors:

Stephen W. Carnes	FOR _____	ABSTAIN _____

2.	Approval of the firm of Weaver & Martin, LLC as the Independent Public Accountant for the company.

FOR _____	AGAINST _____	ABSTAIN _____

Dated:
_________________________________
, 2007

(Printed name of Shareholder)
______________________________________________

(Signature of Shareholder)
__________________________________________________

This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By A Duly Authorized Officer.

PLEASE MARK, SIGN, AND DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE

PROPOSITION.